UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 11, 2023

SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2201 Landmeier Road Elk Grove Village, Illinois		60007
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (847) 956-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

On July 11, 2023, pursuant to the power granted by the certificate of incorporation as permitted by the Delaware General Corporation Law (the “DGCL”), the board of directors (the “Board”) of SigmaTron International, Inc., a Delaware corporation (the “Company”), approved the amendment and restatement of the Company’s Amended and Restated By-Laws pursuant to the Second Amended and Restated By-Laws attached hereto and incorporated herein by reference as Exhibit 3.1 (the “New Bylaws”), effective as of July 31, 2023. The following is a summary of the material amendments to the Company’s Amended and Restated By-Laws effected by the New Bylaws:

•

amend certain provisions to align them with and conform them to amendments to the DGCL that have been effected since the Company’s Amended and Restated By-Laws were last materially amended, including, without limitation, to:

•	clarify that the Company may hold meetings of its stockholders by means of remote communications as permitted by Section 211 of the DGCL;

•	align the requirements for waivers of notice of meetings of the Board and stockholders to Section 229 of the DGCL;

•	clarify the ability of the person presiding over a meeting of the Company’s stockholders to prescribe rules and regulations for the conduct of such meeting;

•	permit stockholder and Board action by consent in lieu of a meeting to be taken by “electronic transmission” in addition to by “writing” as permitted by the DGCL; and

•	permit notice to stockholders and directors to be given by “electronic transmission” in addition to by “writing” to the extent and as permitted by the DGCL;

•

include a “forum selection” clause to require (i) Delaware corporate law related claims to be adjudicated by the Delaware Court of Chancery as permitted by Section 115 of the DGCL and (ii) actions asserting a cause of action under the Securities Act of 1933 to be adjudicated by the federal district court in the State of Delaware;

•

amend the provisions governing procedural and notice requirements for stockholders proposing to nominate individuals for election as directors or propose other business to be conducted (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended) at annual meetings of stockholders or to nominate individuals for election as directors at special meetings of stockholders at which one or more directors are to be elected pursuant to the Company’s notice of such meeting, including, without limitation, to:

•

modify the deadlines for (i) stockholder nominations of individuals for election as directors at any annual meeting of stockholders or any special meeting of stockholders at which one or more directors are to be elected pursuant to the Company’s notice of such meeting or (ii) stockholder proposals of other business to be conducted at any annual meeting of stockholders, in each case, to align with the deadlines that are most prevalent among public companies;

•	modify the notice requirements for stockholder nominations of individuals for election as directors to align with Rule 14a-19 (i.e., the “Universal proxy card rules”);

•

modify the notice requirements for stockholder nominations of individuals for election as directors and stockholder proposals of other business to require notification of intent to solicit proxies or deliver a proxy statement; and

•

clarify that a failure to comply with such notice and procedural requirements, including failing to appear at the meeting to present such nomination or business, will result in a stockholder’s nomination or proposal of other business being disregarded;

•	amend the provisions governing the Board to:

•	permit solely the Board to fill vacancies and newly created directorships on the Board;

•	permit solely the Board to fix the time and place of the first meeting of the Board following an annual meeting of stockholders; and

•	permit solely the Board to fix the number of directors constituting the Board;

•	amend the provisions governing meetings of stockholders to clarify that annual and special meetings of stockholders may be postponed by action of the Board at any time in advance of such meetings; and

•

amend the provisions governing indemnification and advancement of litigation expenses to require the Company to indemnify and advance the relevant litigation expenses solely to present and former directors and officers (and not also employees and agents as provided in the Company’s Amended and Restated By-Laws).

The foregoing description of the amendments effected by the New Bylaws is qualified in its entirety by the full text of the New Bylaws attached hereto and incorporated herein by reference as Exhibit 3.1.

Restatement of Certificate of Incorporation

On July 11, 2023, the Board approved a restatement (the “Restatement”) of the Company’s certificate of incorporation (“Charter”) to restate and integrate (but not further amend) previously adopted amendments to the Charter and omit the provisions of the Company’s original certificate of incorporation naming the incorporator and the initial board of directors. The Restatement was filed with the Delaware Secretary of State on July 13, 2023.

The foregoing description of the Restatement is qualified in its entirety by the full text of the Restatement, which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

Exhibit 3.1	Second Amended and Restated By-Laws of SigmaTron International, Inc.

Exhibit 3.2	Restated Certificate of Incorporation of SigmaTron International, Inc.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: July 13, 2023	By:	/s/ Gary R. Fairhead
	Name:	Gary R. Fairhead
	Title:	Chief Executive Officer